Exhibit 14.2 under Form N-14


                             DELOITTE & TOUCHE, LLP


                        CONSENT OF INDEPENDENT AUDITORS'

     We consent to the incorporation by reference in the Registration Statement on Form N-14 of the Federated Short-Term Income Fund of our report for Federated Limited Term Fund dated January 23, 2004 in the Combined Proxy Statement and Prospectus, which constitutes part of this Registration Statement.



By: DELOITTE & TOUCHE, LLP
    Deloitte & Touche, LLP
    Certified Independent Auditors

Boston, Massachusetts
March 12, 2004